UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Wyndham Hotels & Resorts, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On February 20, 2024, Wyndham Hotels & Resorts, Inc. posted the following messages via display advertising:

On February 20, 2024, Wyndham Hotels & Resorts, Inc. posted the following messages via LinkedIn advertising:

On February 20, 2024, Wyndham Hotels & Resorts, Inc. posted the following messages via Google Search:

About Wyndham Hotels & Resorts

Wyndham Hotels & Resorts (NYSE: WH) is the world’s largest hotel franchising company by the number of properties, with approximately 9,100 hotels across over 95 countries on six continents. Through its network of approximately 858,000 rooms appealing to the everyday traveler, Wyndham commands a leading presence in the economy and midscale segments of the lodging industry. The Company operates a portfolio of 24 hotel brands, including Super 8®, Days Inn®, Ramada®, Microtel®, La Quinta®, Baymont®, Wingate®, AmericInn®, Hawthorn Suites®, Trademark Collection® and Wyndham®. The Company’s award-winning Wyndham Rewards loyalty program offers approximately 105 million enrolled members the opportunity to redeem points at thousands of hotels, vacation club resorts and vacation rentals globally. For more information, visit www.wyndhamhotels.com. The Company may use its website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Disclosures of this nature will be included on the Company’s website in the Investors section, which can currently be accessed at https://investor.wyndhamhotels.com. Accordingly, investors should monitor this section of the Company’s website in addition to following the Company’s press releases, filings submitted with the Securities and Exchange Commission and any public conference calls or webcasts.

Important Additional Information

This press release is not an offer to purchase or a solicitation of an offer to sell any securities or the solicitation of any vote or approval. Wyndham Hotels & Resorts, Inc. (“Wyndham” or the “Company”) has filed with the U.S. Securities and Exchange Commission (the “SEC”) a solicitation/recommendation statement on Schedule 14D-9. Any solicitation/recommendation statement filed by the Company that is required to be mailed to stockholders will be mailed to Company stockholders. COMPANY STOCKHOLDERS ARE ADVISED TO READ THE COMPANY’S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY EXCHANGE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Company stockholders may obtain a copy of the Solicitation/Recommendation Statement on Schedule 14D-9, as well as any other documents filed by the Company in connection with any exchange offer by Choice Hotels International, Inc. or one of its affiliates, free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of these documents from the Company by directing a request to Matt Capuzzi, Senior Vice President, Investor Relations at matthew.capuzzi@wyndham.comor by calling 973.449.1537. The Company intends to file a proxy statement and accompanying WHITE proxy card with the SEC with respect to the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). The Company’s stockholders are strongly encouraged to read such proxy statement, the accompanying WHITE proxy card and other documents filed with the SEC carefully in their entirety when they become available because they will contain important information. The Company’s stockholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC free of charge at the SEC’s website atwww.sec.gov. Copies will also be available free of charge at the Company’s website at https://investor.wyndhamhotels.com.

Certain Information Concerning Participants

Wyndham and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC on February 16, 2023 and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC on March 28, 2023. To the extent holdings of the Company’s securities have changed since the filing of the Company’s most recent Annual Report on Form 10-K or the Company’s most recent definitive Proxy Statement on Schedule 14A, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Updated information relating to the foregoing will also be set forth in the Company’s proxy statement and other materials to be filed with the SEC for its 2024 Annual Meeting. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement on Forward-Looking Statements

Certain statements either contained in or incorporated by reference into this communication, other than purely historical information, and assumptions upon which those statements are based, are “forward-looking statements.” Forward-looking statements include those that convey management’s expectations as to the future based on plans, estimates and projections at the time Wyndham makes the statements and may be identified by words such as “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “goal,” “future,” “outlook,” “guidance,” “target,” “objective,” “estimate,” “projection” and similar words or expressions, including the negative version of such words and expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Wyndham to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of hereof.

Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, factors relating to the unsolicited exchange offer by Choice Hotels International, Inc. (“Choice”) to acquire all outstanding shares of our common stock (the “Exchange Offer”), including actions taken by Choice in connection with such offer, actions taken by Wyndham or its stockholders in respect of the Exchange Offer or other actions or developments involving Choice, such as a potential proxy contest, the completion or failure to complete the Exchange Offer, the effects of such offer on our business, such as the cost, loss of time and disruption; general economic conditions, including inflation, higher interest rates and potential recessionary pressures; global or regional health crises or pandemics (such as the COVID-19 pandemic) including the resulting impact on the Company’s business operations, financial results, cash flows and liquidity, as well as the impact on its franchisees, guests and team members, the hospitality industry and overall demand for and restrictions on travel; the performance of the financial and credit markets; the economic environment for the hospitality industry; operating risks associated with the hotel franchising business; the Company’s relationships with franchisees; the impact of war, terrorist activity, political instability or political strife, including the ongoing conflicts between Russia and Ukraine and between Israel and Hamas; the Company’s ability to satisfy obligations and agreements under its outstanding indebtedness, including the payment of principal and interest and compliance with the covenants thereunder; risks related to the Company’s ability to obtain financing and the terms of such financing, including access to liquidity and capital; and the Company’s ability to make or pay, plans for and the timing and amount of any future share repurchases and/or dividends, as well as the risks described in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any subsequent reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.